Exhibit 10.2(b)


                        1992 INCENTIVE AND NON-INCENTIVE

                                STOCK OPTION PLAN

                                       OF

                            INTEGRAMED AMERICA, INC.

                   (As Amended and Restated on April 16, 1998)
(Gives Effect to the  One-For-Four  Reverse Stock Split  Effective  November 17,
1998)

1.       Purpose of Plan.

         The purpose of this 1992 Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of IntegraMed America, Inc. (the "Company") its direct and indirect subsidiaries and the entities with which the Company collaborates to deliver services (hereinafter "Collaborating Entities") by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

2.       Stock Subject to the Plan.

         An aggregate of 500,000 shares of the Company's Common Stock, $.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, as the Incentive and Non-Incentive Stock Option Plan Committee ("Committee") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

3.       Administration.

         (a) The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who shall be "disinterested persons" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof. The Board of Directors shall have the power at any time to fill vacancies in, to change the


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                  membership of, or to discharge such  Committee.  The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

         (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or stock options which do not so qualify ("Non-Incentive Options"). Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

4.       Eligibility for Receipt of Options.

         (a)      Incentive Options.

                  Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries.

                  The aggregate Fair Market Value (as defined in paragraph 5 of this Plan) determined as of the time the Incentive Option is granted of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

                  A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who,


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                  at the time  the  Incentive  Option  is  granted,  owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any subsidiary (10% Owner), unless at the time the Incentive Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

         (b)      Non-Incentive Options.

                  (i) Non-Incentive Options may be granted to any employee (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success.

                  (b) Directors of the Company who are not full-time employees of the Company and receiving compensation as such (an "Outside Director"), will receive a Non-Incentive Option ("Director Option") exercisable to purchase 7,500 shares of Common Stock immediately following the initial election or appointment of such Outside Director. The exercise price for each share subject to the Director Option shall be equal to the "Fair Market Value" of the Common Stock on the date of grant (which, if the Common Stock is traded on the Nasdaq National Market or on a national securities exchange, shall be the closing sale price of the Common Stock on the Nasdaq National Market or such national securities exchange on the business day immediately preceding the date of such election or appointment, as the case may be, or on the next preceding date on which the Common stock is traded if no Common Stock was traded on such immediately preceding business day; otherwise, Fair Market Value shall be determined by the Board of Directors in the manner otherwise described in Section 5 of this
                           Plan). Director Options shall become exercisable in an amount equal to 25% of the total number of shares subject to the Director Option exercisable one year following the date of grant and the balance exercisable at the rate of 6.25% of the total number of shares subject to the Director Option every three months thereafter, and will expire the earlier of 10 years from the date of grant or 90 days after the termination of such Outside Director's service on the Board of Directors; provided, however, that such Director Options will vest immediately upon a "Change in Control" of the Company. The term "Change in Control" is defined to mean any one or more changes in the aggregate composition of the Board of Directors as a result of which individuals constituting the Board of Directors on July 26, 1994 (the "Incumbent Board"), cease to constitute a majority of the Board of


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                           Directors;  provided,  however,  that any  individual
                           elected to the Board by, or nominated for election by, a majority of the then current Incumbent Board (except if such person assumes office by reason of an actual or threatened election contest) is deemed to be a member of the current Incumbent Board. Further, no Change in Control will be deemed to occur as a result of an event or events approved by the Chief Executive Officer of the Company.

                  (iii) the provisions of Section 4(b)(ii) shall not be amended, if at all, more than once every six months other than to comport with changes in the Code or the rules thereunder.

5.       Option Price.

         The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review. In no event shall the purchase price of shares of Common Stock under an Incentive Option be less than 100% of the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of Incentive Options granted to a 10% Owner).

         In determining the fair market value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider, if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the-counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day. The Committee may also consider such other factors as it shall deem appropriate.

         For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.




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6.       Term of Options.

         (a)      Incentive Options.

                  The term of each Incentive Option shall be ten years (five years in the case of a 10% Owner) from the date of grant thereof, or such shorter period as the Committee shall determine, subject to earlier termination as herein provided.

         (b)      Non-Incentive Options.

                  The term of each Non-Incentive Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided.

7.       Exercise of Options.

         (a) The Committee shall determine the dates upon which any Option granted under the Plan shall be exercisable, provided, however, no Incentive Option shall be exercisable until at least one year after the date of grant.

                  An Option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

         (b) Except as provided in paragraphs 9, 10 and 11 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a subsidiary, either directly or through a Collaborating Entity, continuously from the date of grant to the date of exercise.

         (c) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares; plus any amount, if any, as is required for withholding taxes; provided, however, that with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time, the purchase price and such amount, if any, as is required for withholding taxes may be paid by the surrender of Common Stock in good form for transfer owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the purchase price and such amount, if any, as is required for withholding taxes, or in any combination of cash and Common Stock so long as the total of the cash so paid and the Fair Market Value of the Common Stock surrendered equals the purchase price and such amount, if any, as is required for



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                  withholding  taxes,  and the Common Stock so  surrendered,  if originally issued to the optionee upon exercise of an option granted by the Company, shall have been held by the optionee for more than six (6) months. Any Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No shares shall be issued until full payment therefor has been made, and any withholding obligations of the Company have been satisfied.

         (d) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

         (e) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

8.       Non-Transferability of Options.

         No option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder.

9.       Termination of Employment or Engagement.

         In the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a non-employee holder of a Non-Incentive Option shall be terminated by the Company or a subsidiary or the employment of an employee of a Collaborating Entity shall be terminated for any reason, or an Outside Director holder of a Non-Incentive Option shall cease to serve as a director of the Company for any reason, such holder's Option, and his rights to exercise such Option shall terminate, lapse and expire effective the date falling three months after termination of such employment, engagement or director status. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

         Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such subsidiary to terminate such Optionholder's employment or engagement at any time.




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10.      Disability of Holder of Option.

         If the employment of the holder of an Option shall be terminated by reason of such holder's disability, such holder may, within one year from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

11.      Death of Holder of Option.

         If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six months following termination of employment due to disability or within three months following termination of employment for any other reason), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within one year from the date of death but in no event subsequent to the expiration date of the Option.

12.      Adjustments Upon Changes in Capitalization.

         If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

13.      Option Agreements.

         Notwithstanding anything contained in the Plan or in any resolution adopted or to be adopted by the Committee or the stockholders of the Company, no rights under any Option may be asserted unless and until a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.




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14.      Termination and Amendment.

         This Plan shall terminate on April 30, 2002, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable provided, however, that

                  (i) no increase shall be made in the aggregate number of shares which may be issued under the Plan;

                  (ii)     no  termination,   modification  or  amendment  shall
                           adversely affect the rights of a holder of an Option previously granted under the Plan;

                  (iii)    no  material   modification  shall  be  made  to  the
                           requirements of eligibility for participation in the Plan; and

                  (iv) no material increase shall be made in the benefits accruing to participants under the Plan.

15. Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, options or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).




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